TA Stabilizes Communication in VABS-II in MPS IIIB Observational Study 902 and TA Treatment Study 201+EXT VABS Overall AEq VABS Receptive Communication Raw Score VABS Expressive Communication Raw Score AEq=age equivalent; MPS IIIB=mucopolysaccharidosis type IIIB; TA=tralesinidase alfa; VABS=Vineland Adaptive Behavior Scales, Second Edition. Sources: : Integrated Table 5.3.5.3.1-2.3.1.5.1; Integrated Table 5.3.5.3.1-2.3.1.5.3; Integrated Table 5.3.5.3.1-2.3.1.5.4; Integrated Table 5.3.5.3.1-2.3.1.5.5

TA Stabilizes and Preserves Motor Skills in MPS IIIB Observational Study 902 and TA Interventional Studies 201+EXT Mean ± SE of Vineland Adaptive Behavior Scales, 2nd Edition Over Age Groups VABS Fine Motor Raw Score VABS Gross Motor Raw Score AEq=age equivalent; MPS IIIB=mucopolysaccharidosis type IIIB; TA=tralesinidase alfa; VABS=Vineland Adaptive Behavior Scales, Second Edition. Sources: : Integrated Table 5.3.5.3.1-2.3.1.5.14; Integrated Table 5.3.5.3.1-2.3.1.5.15